UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ----------------------


                            FORM 8-K
                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                 Date of Report August 11, 2004
                (Date of earliest event reported)



                   JACKSONVILLE BANCORP, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                             FLORIDA
          ---------------------------------------------
         (State or other jurisdiction of incorporation)


            001-14853                     59-3472981
    ------------------------  ---------------------------------
    (Commission File Number)  (IRS Employer Identification No.)


76 S. Laura Street, Suite 104, Jacksonville, FL  32202
---------------------------------------------------------
(Address principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (904) 421-3040


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))


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[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.02.     Unregistered Sale of Equity Securities

     Between August 11, 2004 and September 29, 2004, the Registrant issued an aggregate of 159,940 shares of common stock at $13.00 per share pursuant to the exercise of warrants expiring on September 30, 2004. Proceeds from such issuance totaled $2,079,220. No underwriting discounts or commissions were paid.

     The shares of common stock were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The certificates representing the shares bear an appropriate restrictive legend.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JACKSONVILLE BANCORP, INC.
                                  (Registrant)


Date:  October 14, 2004           By:  /s/ Gilbert J. Pomar, III
                                  -------------------------------
                                  Gilbert J. Pomar, III
                                  President and Chief Executive Officer



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